Exhibit 10.1
EXECUTION COPY
TIME WARNER CABLE INC.
Purchase Agreement
5.40 % Notes Due 2012
5.85 % Notes Due 2017
6.55 % Debentures Due 2037
April 4, 2007
New York, New York
To the Representatives
  named in Schedule I
  hereto of the Purchasers
  named in Schedule I hereto
Ladies and Gentlemen:
     Time Warner Cable Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several initial purchasers named in Schedule I hereto (the “Purchasers”), for whom you (the “Representatives”) are acting as representatives, the respective principal amounts of its 5.40 % Notes due 2012, 5.85 % Notes due 2017 and 6.55 % Debentures due 2037 identified in Schedule I hereto (collectively, the “Debt Securities”), to be issued under an indenture (as from time to time amended or supplemented, the “Indenture”) among the Company, TW NY Cable Holding Inc., a Delaware corporation (“TW NY”), Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE” and, together with TW NY, the “Guarantors”), and The Bank of New York, as trustee (the “Trustee”) (the “Base Indenture”), as supplemented by a First Supplemental Indenture, to be entered into among the Company, the Guarantors and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), providing for the issuance of debt securities in one or more series, all of which will be entitled to the benefit of the Guarantees referred to below. Each of TW NY and TWE is a subsidiary of the Company. Pursuant to the Indenture, each of TW NY and TWE, as primary obligor and not merely as surety, has agreed to fully, irrevocably and unconditionally guarantee (together, the “Guarantees,” and together with the Debt Securities, the “Securities”), to each holder of Debt Securities and to the Trustee, (i) the full and punctual payment of principal of and interest on the Debt Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture and the Debt Securities and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture and the Debt Securities. If the firm or firms listed in Schedule I hereto include only the firm or firms listed in Schedule I hereto, then the terms “Purchasers” and “Representatives,” as used herein, shall each be deemed to refer to such firm or firms.
     Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the registration rights agreement, among the Company, the Guarantors and the Purchasers (the “Registration Rights Agreement”), to be dated the

Closing Date, for so long as such Debt Securities constitute “Registrable Notes” (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the “Commission”), under the circumstances set forth therein, (i) a registration statement under the Act (the “Exchange Offer Registration Statement”) relating to the Securities in a like aggregate principal amount as the Company issued under the Indenture, identical in all material respects to the Securities and registered under the Act (the “Exchange Notes”), to be offered in exchange for the Securities (such offer to exchange being referred to as the “Exchange Offer”) and (ii) if necessary under the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Act (the “Shelf Registration Statement”) and, together with the Exchange Offer Registration Statement, the “Registration Statements”) relating to the resale by certain holders of the Securities and to use its commercially reasonable efforts to cause such Registration Statements to become effective and cause such Registration Statements to remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer.
          All references in this Agreement to the Preliminary Offering Memorandum (as defined in Section 1(a) hereof), the Disclosure Package, and the Final Offering Memorandum (as defined in Section 1(a) hereof ) shall be deemed as of the relevant time and date to refer to and include the documents incorporated by reference therein that were filed prior to the Execution Time; all references in this Agreement to financial statements and schedules and other information that is “contained”, “included”, “stated” or “set forth” in the Preliminary Offering Memorandum, the Disclosure Package, or the Final Offering Memorandum (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference from time to time in the Preliminary Offering Memorandum, the Disclosure Package, and the Final Offering Memorandum, as the case may be; and all references in this Agreement to amendments or supplements to the Preliminary Offering Memorandum and the Final Offering Memorandum shall be deemed to mean and include any (i) Permitted Free Writing Communication (as defined in Section 5(g) hereof) used by the Company after the date of the Preliminary Offering Memorandum or the Final Offering Memorandum, as the case may be, or (ii) any document incorporated by reference therein that was filed after the Execution Time. Certain terms used herein are defined in Section 19 hereof.
          1. Representations and Warranties. Each of the Company, TW NY, and TWE represents and warrants to, and agrees with, each Purchaser as set forth below in this Section 1.
     (a) A preliminary offering memorandum, dated April 4, 2007 (the “Preliminary Offering Memorandum”), relating to the Debt Securities to be offered to the Purchasers and a final offering memorandum dated as of the date of this Agreement (the “Final Offering Memorandum”) disclosing the offering price and other final terms of the Debt Securities (even if finalized and issued subsequent to the date of this Agreement) have been or will be prepared by the Company.

     (b) As of the Execution Time, the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Final Offering Memorandum, as of the date of this Agreement does not, and as of the Closing Date will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentences do not apply to statements in or omissions from the Disclosure Package or the Final Offering Memorandum based upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser through the Representatives specifically for use therein; it being understood and agreed that the only such information furnished by or on behalf of the Purchasers consist of the information described as such in paragraph (b) of Section 8 hereof.
     (c) Each of the Company, TW NY and TWE is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of the State of Delaware, with full corporate or partnership power and authority, as the case may be, under such laws to own its properties and conduct its business as described in the Disclosure Package and the Final Offering Memorandum, and any amendment or supplement thereto, and to enter into and perform its obligations under this Agreement; and each of the Company, TW NY and TWE is duly qualified to transact business as a foreign corporation or limited partnership, as the case may be, and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise (a “Material Adverse Effect”).
     (d) Each of the Company’s significant subsidiaries, as such term is defined in Rule 1-02(w) of Regulation S-X under the Act, is validly existing and in good standing under the laws of the jurisdiction of its formation or organization, with full power and authority under such laws to own its properties and conduct its business as described in the Disclosure Package and the Final Offering Memorandum, and is duly qualified to transact business as a foreign limited liability company or partnership and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect.
     (e) The Company’s authorized equity capitalization is as set forth in the Disclosure Package and the Final Offering Memorandum, and any amendment or supplement thereto; and except as disclosed in the Disclosure Package, all of the outstanding capital stock or partnership interests of the Guarantors, as applicable, is owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances, equities or claims; all of the issued shares of the Company’s Class B Common Stock are owned directly or indirectly by Time Warner Inc. (“Time Warner”).

     (f) Except as disclosed in the Disclosure Package and the Final Offering Memorandum, there is no pending or, to our best knowledge, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or any of their properties that would (i) materially and adversely affect the ability of the Company or any Guarantor, as appropriate, to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or (ii) would have a Material Adverse Effect.
     (g) This Agreement has been duly authorized, executed and delivered by each of the Company, TW NY and TWE.
     (h) Neither the Company nor any Guarantor is in violation or default of (i) any provision of its charter, bylaws, limited liability company agreement or other organizational documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other material agreement to which it is a party, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Guarantor or any of its properties, as applicable, except in the case of clauses (ii) or (iii), for such violations or defaults that would not have a material adverse effect on the performance by the Company of this Agreement or a Material Adverse Effect.
     (i) Assuming the accuracy of, and compliance with, the representation, warranties and agreements of the Purchasers under Section 4 of this Agreement and the compliance by the holders of the Securities with the offering and transfer restrictions set forth in the Disclosure Package and the Final Offering Memorandum, no consent, approval, authorization or order of any court or governmental agency or body is required for the authorization, issuance, sale and delivery of the Securities by the Company and the Guarantors or the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement, except such as have been or will be obtained under the Act, the Exchange Act, the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Purchasers and such other approvals as have been obtained.
     (j) Assuming the accuracy of, and compliance with, the representations, warranties and agreements of the Purchasers under Section 4 of this Agreement and the compliance by the holders of the Securities with the offering and transfer restrictions set forth in the Disclosure Package and the Final Offering Memorandum, the execution and delivery of this Agreement, the Indenture and the Registration Rights Agreement by the Company, TW NY and TWE, the issuance, sale and delivery of Debt Securities by the Company, the issuance and delivery of their respective Guarantees by TW NY and TWE, and the consummation by the Company, TW NY and TWE of the transactions contemplated in this Agreement, the Indenture, the Registration Rights Agreement, the Disclosure Package and the Final Offering Memorandum and compliance by the Company, TW NY and TWE with the terms of this Agreement, the Indenture, the Registration Rights Agreement or the Securities (i) do not and will not result in any violation of the Certificate of Incorporation, as amended, or By-laws, as amended, of the Company or TW NY or the certificate of limited partnership, as amended, or limited partnership agreement, as amended, of TWE, and (ii) do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or of any Guarantor under (x) any indenture, mortgage or loan agreement, or any other agreement or instrument, to which the Company or any Guarantor is a party or by which any of them may be bound or to which any of their properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), (y) any existing applicable law, rule or regulation (except for such conflicts, breaches, liens, charges or encumbrances that would not have a Material Adverse Effect, and other than the securities or blue sky laws of various jurisdictions), or (z) any judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any Guarantor or any of their respective properties (except for such conflicts, breaches, liens, charges or encumbrances that would not have a Material Adverse Effect).
     (k) The documents incorporated by reference in the Disclosure Package and the Final Offering Memorandum, and any amendment or supplement thereto, as of the dates they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.
     (l) The Securities will conform in all material respects to the description thereof contained in the Disclosure Package and the Final Offering Memorandum.
     (m) The Indenture has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, will, at the Closing Date, constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law); and the Debt Securities and the Exchange Notes have been duly authorized by the Company, and, when the Debt Securities are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers pursuant to this Agreement, and, when the Exchange Notes are executed and authenticated in accordance with the terms of the Indenture and delivered to the holders of the Securities in exchange therefor as contemplated by the Registration Rights Agreement, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’

rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law and entitled to the benefits of the Indenture and the Registration Rights Agreement.
     (n) The Indenture has been duly authorized by each of TW NY and TWE and, at the Closing Date, will have been duly executed and delivered by each of TW NY and TWE and, assuming due authorization, execution and delivery by the Trustee, will, at the Closing Date, constitute a legal, valid and binding instrument enforceable against each of TW NY and TWE in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law); and the Guarantees have been duly authorized by the Guarantors, and, when the Guarantees are executed and delivered in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers pursuant to this Agreement, will constitute legal, valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law and entitled to the benefits of the Indenture and the Guarantees.
     (o) To the knowledge of the Company, each firm of independent accountants that is reporting upon certain audited or reviewed financial statements and schedules included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum is an independent registered public accounting firm with respect to the financial statements covered by the audit or review of such firm, in accordance with the provisions of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder.
     (p) The consolidated financial statements, as amended, and the related notes of the Company and any other person included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum, other than the consolidated financial statements of Adelphia Communications Corporation and the Special-Purpose Combined Carve-Out Financial Statements of the Los Angeles, Dallas & Cleveland Cable System Operations (A Carve-Out of Comcast Corporation), present fairly in accordance with generally accepted accounting principles the consolidated financial position of the Company, and any such other person, as of the dates indicated and the consolidated results of operations of the Company, and any such other person, and cash flows of each of the Company, and any other such person, for the periods specified. Such financial statements of the Company have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise noted therein and subject, in the case of interim statements, to normal year-end audit adjustments. The financial statement schedules included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum, other than the financial statement schedules of Adelphia Communications Corporation and the Special-Purpose Combined Carve-Out Financial Statements of the Los Angeles, Dallas & Cleveland Cable System Operations (A Carve-Out of Comcast Corporation), present fairly in accordance with generally accepted accounting principles the information required to be stated therein. Any supplementary summary financial information or condensed consolidating financial information included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum, other than the supplementary summary financial information or condensed consolidating financial information of Adelphia Communications Corporation and the Special-Purpose Combined Carve-Out Financial Statements of the Los Angeles, Dallas & Cleveland Cable System Operations (A Carve-Out of Comcast Corporation), complies with all applicable accounting requirements and the applicable rules and regulations of the Commission. Any pro forma financial information included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum complies with all applicable accounting requirements and the applicable rules and regulations of the Commission for such pro forma information. Such pro forma financial information has been properly compiled on the pro forma basis or bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.
     (q) None of the Company, TW NY or TWE is an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.
     (r) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Act) as the Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.
     (s) Assuming the accuracy of, and compliance with, the representations, warranties and agreements of the Purchasers in Section 4 of this Agreement and the compliance by the holders of the Securities with the offering and transfer restrictions set forth in the Disclosure Package and the Final Offering Memorandum, the offer and sale of the Securities in the manner contemplated by this Agreement is exempt from the registration requirements of the Act; and it is not necessary to qualify the Indenture in respect of the Securities under the Trust Indenture Act.
     (t) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (other than the Purchasers, as to whom the Company makes no representation) (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Act) the Debt Securities or any security of the same class or series as the Debt Securities or (ii) has offered or will offer or sell the Debt Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Act or (B) with respect to any such securities sold in reliance on Rule 903 or Registration S under the Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, its affiliates and any person acting on its or their behalf (other than the Purchasers, as to whom the Company makes no representation) have complied and will comply with the offering restrictions requirement of Regulation S.
     (u) The Registration Rights Agreement has been duly authorized by the Company, TW NY and TWE and, on the Closing Date, will have been duly executed and delivered by the Company and the Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject (i) to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally from time to time in effect (ii) as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iii) as to rights of indemnification and contributions by principles of public policy or Federal and state securities laws relating thereto. On the Closing Date, the Registration Rights Agreement will conform in all material respects to the description thereof in the Disclosure Package and in the Final Offering Memorandum.
     (v) On the Closing Date, the Indenture, will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.
     (w) The Company has been advised by The PORTALSM Market (“PORTAL”) of The NASDAQ Stock Market, Inc. (the “NASD”) that the Debt Securities have been designated PORTAL-eligible in accordance with the rules and regulations of the NASD.
     (x) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. To the knowledge of the Company, the Company’s and each of its subsidiaries’ internal controls over financial reporting are effective and the Company and its subsidiaries are not aware of any material weakness in their internal control over financial reporting.
     (y) The Company and its officers and directors are in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith that are effective and applicable to the Company and its officers and directors at the Execution Time.
          2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Purchaser, and each Purchaser agrees, severally and not jointly, to purchase from the Company at the purchase price (i) of 99.465% of the principal amount thereof, plus accrued interest, if any, from April 9, 2007 to the Closing Date, the principal amount of 2012 Notes set forth opposite such Purchaser’s name in Schedule I hereto, (ii) of 99.319% of the principal amount thereof, plus accrued interest, if any, from April 9, 2007 to the Closing Date, the principal amount of 2017 Notes set forth opposite such Purchaser’s name in Schedule I hereto and (iii) of 98.481% of the principal amount thereof, plus accrued interest, if any, from April 9, 2007 to the Closing Date, the principal amount of 2037 Debentures set forth opposite such Purchaser’s name in Schedule I hereto.
          3. Delivery and Payment. Delivery of and payment for the Securities shall be made on the Closing Date.
          The Company will deliver to the Representatives for the respective accounts of the several Purchasers against payment of the purchase price the Securities to be offered and sold by the Purchasers in reliance on Regulation S (the “Regulation S Securities”) in the form of one or more temporary global Debt Securities in registered form without interest coupons (the “Regulation S Global Securities”) which will be deposited with the Trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of its nominee. The Company will deliver against payment of the purchase price the Securities to be purchased by each Purchaser hereunder and to be offered and sold by each Purchaser in reliance on Rule 144A under the Act (“Rule 144A”) in the form of one permanent global security in definitive form without interest coupons (the “Restricted Global Securities”) deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. The Regulation S Global Securities and the Restricted Global Securities shall be assigned separate CUSIP numbers. The Regulation S Global Securities and the Restricted Global Securities shall include the legend regarding restrictions on transfer set forth under “Notice to Investors” in the Final Offering Memorandum. Interests in any permanent global securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Final Offering Memorandum.
          Payment for the Regulation S Securities and the 144A Securities shall be made by the Purchasers through the Representatives in federal (same day) funds by wire transfer to an account of the Company or an account as the Company may direct at a bank acceptable to Purchasers, at the office of Shearman & Sterling LLP at 9:00 a.m. (New York time) on the Closing Date, against delivery to the Trustee as custodian for DTC of (i) the Regulation S Global Securities representing all of the Regulation S Securities and (ii) the Restricted Global Securities representing all of the 144A Securities. The Regulation S Global Securities and the Restricted Global Securities will be made available for inspection at the office of Shearman & Sterling LLP at least 24 hours prior to the Closing Date.

          4. Offering by Purchasers.
     (a) Each Purchaser will offer the Securities for sale only upon the terms and conditions set forth in this Agreement and in the Disclosure Package and the Final Offering Memorandum;
     (b) Each Purchaser is purchasing the Securities pursuant to a private sale exempt from registration under the Act without the intent to distribute the Securities in violation of the Act;
     (c) Each Purchaser, severally and not jointly, represents and warrants that it is an “accredited investor” within the meaning of Regulation D under the Act.
     (d) Each Purchaser, severally and not jointly, acknowledges that the Securities have not been registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or otherwise pursuant to an exemption from the registration requirements of the Act. Each Purchaser severally represents and agrees that it has offered and sold the Securities and will offer and sell the Securities only in accordance with Rule 903 under the Act or Rule 144A. Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S and Rule 144A. Each Purchaser severally and not jointly, represents and agrees that, at or prior to confirmation of sale of the Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration, that purchases the Securities from it during the distribution compliance period (as defined in Regulation S) a confirmation or notice to substantially the following effect:
“The securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S.”
Terms used in this subsection (d) have the meanings given to them by Regulation S.
     (e) Each Purchaser, severally and not jointly, represents and agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

     (f) Each Purchaser, severally and not jointly, represents and agrees that it and each of its affiliates has not offered or sold and will not offer or sell the Securities by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally represents and agrees, with respect to resales made in reliance on Rule 144A of any of the Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Securities has been made in reliance upon the exemption from the registration requirements of the Act provided by Rule 144A.
     (g) Each Purchaser, severally and not jointly, represents and agrees that it and each of its affiliates (i) is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and it has not offered or sold and will not offer or sell the Securities other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses where the issue of the Securities would otherwise constitute a contravention of Section 19 of the Financial Services and Markets Act 2000 (“FSMA”) by the Company, (ii) has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Securities in circumstances in which section 21(1) of the FSMA does not apply to the Company; and (iii) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Debt Securities in, from or otherwise involving the United Kingdom.
     (h) Each Purchaser, severally and not jointly, represents and agrees that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.
     (i) Each Purchaser, severally and not jointly, represents and agrees that, in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of debt securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Securities to the public in that Relevant Member State at any time (i) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities; (ii) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €0,000,000, as shown in its last annual or consolidated accounts; or (iii) in any other circumstances which do not require the publication by the Company of a prospectus pursuant to Article 3 of the Prospectus Directive. For the purposes of this provision, the expression an “offer of debt securities to the public” in relation to any debt securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the debt securities to be offered so as to enable an investor to decide to purchase or subscribe the debt securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.
     (j) Each Purchaser, severally and not jointly, represents and agrees that it and each of its affiliates has not (i) offered or sold, and will not offer or sell, in Hong Kong, by means of any document, the Securities other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute and offer to the public within the meaning of that Ordinance or (ii) issued or had in its possession for the purposes of issue, and will not issue or have in its possession for the purposes of issue, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to the Securities which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so, under the securities laws of Hong Kong) other than with respect to the Securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.
          5. Agreements. The Company and the Guarantors agree with the several Purchasers that:

     (a) Prior to the termination of the offering of the Securities, none of the Company, TW NY and TWE will amend or supplement the Disclosure Package or the Final Offering Memorandum unless the Company or a Guarantor has furnished you a copy of such supplement or amendment for your review and the Representatives have not reasonably objected to such amendment or supplement in a timely manner.
     (b) The Company will prepare a final term sheet, containing solely a description of the Securities, in the form attached hereto as Schedules II, III and IV.
     (c) If there occurs an event or development as a result of which the Disclosure Package or the Final Offering Memorandum would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company (i) will notify promptly the Representatives so that any use of the Disclosure Package or the Final Offering Memorandum may cease until it is amended or supplemented and (ii) will promptly prepare, at its own expense, an amendment or supplement which will correct such misstatement or omission.
     (d) The proceeds of the offering of the Securities will be applied as set forth in the Disclosure Package and the Final Offering Memorandum.
     (e) The Company, TW NY and TWE will furnish to the Representatives and counsel for the Purchasers, without charge, copies of the Preliminary Offering Memorandum, each other document comprising part of the Disclosure Package or the Final Offering Memorandum (including all amendments and supplements thereto), in each case, as soon as reasonably available and in such quantities as the Representatives shall reasonably request.
     (f) The Company and the Guarantors will arrange, if necessary, for the qualification of each series of Securities for distribution, offering and sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of such series of Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors; provided, however, that none of the Company, TW NY or TWE shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(f), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject.
     (g) The Company agrees that, unless it obtains the prior written consent of the Representatives, which consent will not be unreasonably withheld or delayed, and each Purchaser, severally and not jointly, agrees with the Company that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute a Free Writing Communication, other than information contained in the final term sheet prepared pursuant to Section 5(b) hereto; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing

Communication included in Schedules II, III and IV hereto. Any such free writing communication consented to by the Representatives or the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Communication.”
     (h) None of the Company, its affiliates, or any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.
     (i) None of the Company, its affiliates, or any person acting on its or their behalf will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities; and each of them will comply with the offering restrictions requirement of Regulation S.
     (j) None of the Company, its affiliates, or any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.
     (k) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them, unless (i) such Securities are sold pursuant to a registration statement which is effective under the Act or (ii) such Securities are sold accompanied by an opinion of counsel that the buyer of such Securities is acquiring freely tradable securities.
     (l) During the period of two years after the Closing Date, the Company will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.
     (m) The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture, the Registration Rights Agreement including (i) the reasonable fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Securities; (ii) all expenses in connection with the initial delivery of the Securities and, as applicable, the Exchange Notes to the Purchasers, the preparation, printing and distribution of this Agreement, the Registration Rights Agreement, the Securities, the Indenture, the Preliminary Offering Memorandum, any other documents comprising any part of the Disclosure Package, the Final Offering Memorandum, all amendments and supplements thereto; (iii) the cost of qualifying the Offered Securities for trading in the Portal Market and any expenses incidental thereto; (iv) any reasonable expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Securities or the Exchange Notes for sale under the laws of such jurisdictions as the Representatives of the Purchasers designate and the printing of memoranda relating thereto; (v) any fees charged by investment rating agencies for the rating of the Securities; (vi) the costs and charges of any transfer agent and registrar; and (vii) the costs of qualifying the Securities with DTC.

     (n) In connection with the offering of the Securities, until the Representatives on behalf of the Purchasers shall have notified the Company of the completion of the resale of the Securities, neither the Company nor any of its affiliates (other than the Purchasers or their affiliates as to which the Company makes no agreement) has or will, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliates has a beneficial interest, any Securities or attempt to induce any person to purchase any Securities; and neither it nor any of its affiliates (other than the Purchasers or their affiliates as to which the Company makes no agreement) will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Securities.
     (o) The Company will use its commercially reasonable efforts to cause the Debt Securities to become qualified for trading in the PORTAL Market.
          6. Conditions to the Obligations of the Purchasers. The obligations of the Purchasers to purchase the Securities shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and the Guarantors contained herein as of the Execution Time and the Closing Date, to the accuracy in all material respects of the statements of the Company and the Guarantors made in any certificates pursuant to the provisions hereof, to the performance by each of the Company, TW NY and TWE of its obligations hereunder, to the due execution and delivery of the Indenture, to the absence of any event or condition which would give you the right to terminate this Agreement and to the following additional conditions:
     (a) At the Closing Date, the Company shall have furnished to you the opinion of the General Counsel to the Company, or an Associate or Deputy General Counsel to the Company that practices in the area of corporate and securities law, dated the Closing Date, substantially in the form of Exhibit A hereto.
     (b) At the Closing Date, the Company shall have furnished to you the opinion and statement of Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to the Company and the Guarantors, each dated the Closing Date, substantially in the form of Exhibit B and Exhibit C hereto, respectively;
     (c) At the Closing Date, the Representatives shall have received from Shearman & Sterling LLP, counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Disclosure Package, the Final Offering Memorandum (together with any supplement thereto), any Company Free Writing Communications and other related matters as the Representatives may reasonably require, and the Company and the Guarantors shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (d) (1) The Company shall have furnished to the Representatives a certificate of the Company, signed by any two officers who are an Executive or Senior Vice President of the Company, dated the Closing Date, to the effect that the signers of such certificate have examined the Disclosure Package, the Final Offering Memorandum and any supplements or amendments to any of the foregoing and this Agreement and that:
     (i) the representations and warranties of the Company, TW NY and TWE in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and each of the Company, TW NY and TWE has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.
     (ii) since the date of the most recent financial statements included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum (exclusive of any amendment or supplement thereto), the Company has made all filings with the Commission and announcements, in either case required to be made by the Act or the Exchange Act.
     (2) TW NY shall have furnished to the Representatives a certificate of TW NY, signed by any two officers who are Vice Presidents of TW NY, dated the Closing Date, to the effect that the signers of such certificate have examined the Disclosure Package and the Final Offering Memorandum and any supplement or amendments thereto and that the representations and warranties of TW NY in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and TW NY has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.
     (3) TWE shall have furnished to the Representatives a certificate of TWE, signed by any two officers, one of whom is an Executive or Senior Vice President of TWE, dated the Closing Date, to the effect that the signers of such certificate have examined the Disclosure Package and the Final Offering Memorandum and any supplement or amendments thereto and that the representations and warranties of TWE in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and TWE has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.
     (e) The Representatives shall have received from (A) Ernst & Young LLP, independent registered public accounting firm for the Company and (B) Deloitte & Touche LLP, independent registered public accounting firm for Comcast, at the Execution Time and at the Closing Date, letters, dated as of the Execution Time and as of the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited, unaudited, pro forma and special purpose carve-out financial statements, as applicable, and certain financial information contained or incorporated by reference in the Disclosure Package and the Final Offering Memorandum; and (ii) the Purchasers shall have received from PricewaterhouseCoopers LLP, independent registered public accounting firm for Adelphia, at the Execution Time and at the Closing Date, letters, dated as of the Execution Time and as of the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements of Adelphia contained or incorporated by reference in the Disclosure Package and the Final Offering Memorandum.
     (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Disclosure Package and the Final Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any decrease or increase specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business (including the results of operations or management) or properties of the Company and its subsidiaries taken as a whole, except as set forth in or contemplated in the Disclosure Package and the Final Offering Memorandum (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of any series of Securities as contemplated by the Disclosure Package and the Final Offering Memorandum (exclusive of any supplement thereto).
     (g) Subsequent to the Execution Time, (i) there shall not have been any downgrade in the credit ratings of any of the Company’s, TW NY’s or TWE’s debt securities by Moody’s Investor Service, Inc. or Standard & Poor’s Ratings Group, and (ii) none of the Company, TW NY or TWE shall have been placed under special surveillance, with negative implications, by Moody’s Investor Service, Inc. or Standard & Poor’s Ratings Group.
     (h) At the Closing Date, the Company and the Guarantors shall have executed and delivered the Registration Rights Agreement.
     (i) At the Closing Date, the Company, the Guarantors and the Trustee shall have executed and delivered the Indenture.
     (j) Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Purchasers, this Agreement and all obligations of the Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives and such cancellation shall be without liability of any party to any other party, except to the extent provided in Sections 5 and 7. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.
          7. Reimbursement of Purchasers’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Purchasers set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company, TW NY or TWE to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Purchasers, the Company and the Guarantors will reimburse the Purchasers severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of one counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.
          8. Indemnification and Contribution. (a) Each of the Company, TW NY and TWE agrees to indemnify and hold harmless each Purchaser, the directors, officers, employees and agents of each Purchaser and each person who controls any Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, any Company Free Writing Communication, the Final Offering Memorandum, the Disclosure Package, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that none of the Company, TW NY or TWE will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company, TW NY and TWE by or on behalf of any Purchaser through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company, TW NY or TWE may otherwise have.
          (b) Each Purchaser severally agrees to indemnify and hold harmless each of the Company, TW NY and TWE, each of their respective directors, each of their respective officers and each person who controls the Company, TW NY or TWE within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company, TW NY and TWE to each Purchaser, but only with reference to written information relating to such Purchaser furnished to the Company, TW NY and TWE by or on behalf of such Purchaser through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Purchaser may otherwise have. Each of the Company, TW NY and TWE acknowledges that (i) the statements set forth in the Disclosure Package and the Final Offering Memorandum in (1) the paragraph of the cover page regarding the delivery of the Securities and (2) the syndicate covering transactions and stabilizing transactions paragraphs under the caption “Plan of Distribution” and (ii) any information furnished by the Purchasers for inclusion in any Company Free Writing Communications, constitute the only information furnished in writing by or on behalf of the several Purchasers for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.
          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including separate local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party (it being understood, however, that in connection with such action, the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, representing the indemnified parties who are parties to such action or actions), (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which any indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding. No indemnifying party shall be liable for any settlement or compromise of, or consent to the entry of judgment with respect to, any claim, action, suit or proceeding affected without its consent, which consent shall not be unreasonably withheld or delayed.
          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, TW NY, TWE and the Purchasers severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company, the Guarantors and one or more of the Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, TW NY and TWE on one hand, and by the Purchasers, on the other hand, from the offering of the Securities; provided, however, that in no case shall any Purchaser (except as may be provided in any agreement among Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, TW NY, TWE and the Purchasers severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and of the Purchasers on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Purchasers shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Offering Memorandum. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the Company, TW NY or TWE on the one hand or the Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Purchaser shall have the same rights to contribution as such Purchaser, and each person who controls the Company, TW NY or TWE within the meaning of either the Act or the Exchange Act, each officer and director of the Company, TW NY or TWE shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).
     9. Default by a Purchaser. If any one or more Purchasers shall fail on the Closing Date to purchase and pay for any of the Securities agreed to be purchased by such Purchaser or Purchasers hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Purchasers shall be obligated severally to take up and pay for (in the respective proportions for each of the Securities which such Purchaser failed to purchase which the principal amount of the Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of such Securities set forth opposite the names of all the remaining Purchasers) the Securities which the defaulting Purchaser or Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Purchaser or Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Purchasers do not purchase all of the Securities, this Agreement will terminate without liability to any nondefaulting Purchaser or the Company and the Guarantors. In the event of a default by any Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives and the Company shall determine in order that the required changes in the Disclosure Package and the Final Offering Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Purchaser of its liability, if any, to the Company, the Guarantors and any nondefaulting Purchaser for damages occasioned by its default hereunder.
     10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company’s Class A common stock, par value $0.01 per share, or any of the Company’s, TW NY’s or TWE’s debt securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on such exchange shall have been suspended or limited or minimum or maximum prices shall have been established on such exchange, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission or any other governmental authority, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any new outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of a series of Securities as contemplated by the Disclosure Package and the Final Offering Memorandum

(exclusive of any amendment or supplement thereto). If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party, except to the extent provided in Sections 5 and 7.
          11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, TW NY or TWE or any of their respective officers and of the Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Purchaser or the Company, TW NY or TWE, or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.
          12. Notices. All communications hereunder will be in writing and effective only on receipt, and, (i) if sent to the Representatives, will be mailed, delivered or telefaxed to and confirmed to them at Citigroup Global Markets Inc., 388 Greenwich St., New York, NY 10013 – Fax (212) 816-7912 – Attention: General Counsel; ABN AMRO Incorporated, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055 – Attention: Legal Department; Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005 – Fax (212) 797-2202 – Attention: Debt Capital Markets; and Wachovia Capital Markets, LLC, One Wachovia Center, DC-6 (NC0613), 301 South College Street, Charlotte, NC 28288-0602 – Fax (704) 383-0661- Attention: Syndicate Department; or, (ii) if sent to the Company, TW NY or TWE, will be mailed, delivered or telefaxed to (203) 328-4094 and confirmed to it at 290 Harbor Drive, Stamford, Connecticut 06902-7441 – Attention: General Counsel.
          13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.
          14. Third Party Beneficiaries. This Agreement constitutes an agreement solely among the parties hereto, and, except as expressly provided in the last sentence of Section 8(d), is not intended to and shall not confer any rights, remedies, obligations or liabilities, legal or equitable, on any person other than the parties hereto and their successors or assigns or otherwise constitute any person a third party beneficiary under or by reason of this Agreement.
          15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.
          16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
          17. No Fiduciary Duty. Each of the Company, TW NY and TWE hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, TW NY and

TWE on the one hand, and the Purchasers and any affiliate through which any such Purchaser may be acting, on the other, (b) the Purchasers are acting as principal and not as an agent or fiduciary of the Company, TW NY and TWE and (c) each of the Company’s, TW NY’s and TWE’s engagement of the Purchasers in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, each of the Company, TW NY and TWE agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Purchasers has advised or is currently advising the Company on related or other matters). Each of the Company, TW NY and TWE agrees that it will not claim that the Purchasers have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, TW NY or TWE , in connection with such transaction or the process leading thereto.
          18. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, TW NY, TWE and the Purchasers, or any of them, with respect to the subject matter hereof.
          19. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.
          20. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.
     “Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
     “Business Day” shall mean any day on which the New York Stock Exchange is open for trading.
     “Closing Date” shall mean April 9, 2007, which date and time may be postponed to a date not later than five Business Days after such specified date by agreement between the Representatives, acting jointly and without regard to any agreement among the Purchasers and the Company.
     “Commission” shall mean the U.S. Securities and Exchange Commission.
     “Company Free Writing Communication” shall mean a Free Writing Communication prepared by or on behalf of the Company, used or referred to by the Company or containing a description of the final terms of the Securities or of their offering, in the form retained in the Company’s records and in each case approved by the Company for use.
     “Disclosure Package” shall mean (i) the Preliminary Offering Memorandum, as amended and supplemented to the Execution Time, (ii) the Company Free Writing Communications, if any, identified on Schedules II, III and IV hereto and (iii) any other Free Writing Communications that each of the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package and listed on Schedule V hereto.

     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
     “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.
     “Free Writing Communication” shall mean a written communication (as such term is defined in Rule 405 under the Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities and is made by means other than the Preliminary Offering Memorandum or the Final Offering Memorandum.
     “Rule 158”, “ Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 424”, “Rule 430B” and “Rule 433” refer to such rules or regulations under the Act.
     “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, TW NY, TWE and the several Purchasers.

Very truly yours, TIME WARNER CABLE INC.,
By:	/s/ John K. Martin
	Name:	John K. Martin
	Title:	Executive Vice President and Chief Financial Officer

TW NY CABLE HOLDING INC.,
By:	/s/ John K. Martin
	Name:	John K. Martin
	Title:	Executive Vice President and Treasurer

TIME WARNER ENTERTAINMENT COMPANY, L.P.
By:	/s/ John K. Martin
	Name:	John K. Martin
	Title:	Executive Vice President and Chief Financial Officer
Signature Page: Purchase Agreement

The foregoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Brian Bednarski Name: Brian Bednarski
Title: Director

ABN AMRO INCORPORATED

By:	/s/ Paul Hatton Name: Paul Hatton
Title: Managing Director, Debt Capital Markets

DEUTSCHE BANK SECURITIES INC.

By:	/s/ R. Scott Flieger Name: R. Scott Flieger
Title: Managing Director

By:	/s/ Ritu Ketkar Name: Ritu Ketkar
Title: Director

WACHOVIA CAPITAL MARKETS, LLC

By:	/s/ Jim Stenson Name: Jim Stenson
Title: Managing Director

For themselves and the other several Purchasers, if any, named in Schedule I to the foregoing Agreement.
Signature Page: Purchase Agreement

SCHEDULE I
A. 5.40 % Notes Due 2012

Principal Amount
Purchasers	to be Purchased
ABN AMRO Incorporated	$262,500,000
Citigroup Global Markets Inc.	$262,500,000
Deutsche Bank Securities Inc.	$262,500,000
Wachovia Capital Markets, LLC	$262,500,000
Banc of America Securities LLC	$24,600,000
Barclays Capital Inc.	$24,600,000
BNP Paribas Securities Corp.	$24,600,000
Calyon Securities (USA) Inc.	$24,600,000
Daiwa Securities SMBC Europe Limited	$24,600,000
Dresdner Kleinwort Securities LLC	$24,600,000
Greenwich Capital Markets, Inc.	$24,600,000
HSBC Securities (USA) Inc.	$24,600,000
Mitsubishi UFJ Securities International plc	$24,600,000
Mizuho Securities USA Inc.	$24,600,000
Scotia Capital (USA) Inc.	$24,600,000
Bear, Stearns & Co. Inc.	$13,800,000
BMO Capital Markets Corp.	$13,800,000
Credit Suisse Securities (USA) LLC	$13,800,000
Fortis Securities LLC	$13,800,000
Goldman, Sachs & Co.	$13,800,000
Guzman & Company	$13,800,000
J.P. Morgan Securities Inc.	$13,800,000
Lehman Brothers Inc.	$13,800,000
Lloyds TSB Bank plc	$13,800,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated Incorporated	$13,800,000
Morgan Stanley & Co. Incorporated	$13,800,000
Utendahl Capital Group LLC	$13,800,000
The Williams Capital Group, L.P.	$13,800,000

Total	$1,500,000,000

SCHEDULE I
B. 5.85 % Notes Due 2017

Principal Amount
Purchasers	to be Purchased
ABN AMRO Incorporated	$350,000,000
Citigroup Global Markets Inc.	$350,000,000
Deutsche Bank Securities Inc.	$350,000,000
Wachovia Capital Markets, LLC	$350,000,000
Banc of America Securities LLC	$33,600,000
Barclays Capital Inc.	$33,600,000
BNP Paribas Securities Corp.	$33,600,000
Calyon Securities (USA) Inc.	$33,600,000
Daiwa Securities SMBC Europe Limited	$33,600,000
Dresdner Kleinwort Securities LLC	$33,600,000
Greenwich Capital Markets, Inc.	$33,600,000
HSBC Securities (USA) Inc.	$33,600,000
Mitsubishi UFJ Securities International plc	$33,600,000
Mizuho Securities USA Inc.	$33,600,000
Scotia Capital (USA) Inc.	$33,600,000
Bear, Stearns & Co. Inc.	$19,200,000
BMO Capital Markets Corp.	$19,200,000
Credit Suisse Securities (USA) LLC	$19,200,000
Fortis Securities LLC	$19,200,000
Goldman, Sachs & Co.	$19,200,000
Guzman & Company	$19,200,000
J.P. Morgan Securities Inc.	$19,200,000
Lehman Brothers Inc.	$19,200,000
Lloyds TSB Bank plc	$19,200,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated Incorporated	—
Morgan Stanley & Co. Incorporated	$19,200,000
Utendahl Capital Group LLC	$19,200,000
The Williams Capital Group, L.P.	$19,200,000

Total	$2,000,000,000

SCHEDULE I
C. 6.55 % Debentures Due 2037

Principal Amount
Purchasers	to be Purchased
ABN AMRO Incorporated	$262,500,000
Citigroup Global Markets Inc.	$262,500,000
Deutsche Bank Securities Inc.	$262,500,000
Wachovia Capital Markets, LLC	$262,500,000
Banc of America Securities LLC	$25,200,000
Barclays Capital Inc.	$25,200,000
BNP Paribas Securities Corp.	$25,200,000
Calyon Securities (USA) Inc.	$25,200,000
Daiwa Securities SMBC Europe Limited	$25,200,000
Dresdner Kleinwort Securities LLC	$25,200,000
Greenwich Capital Markets, Inc.	$25,200,000
HSBC Securities (USA) Inc.	$25,200,000
Mitsubishi UFJ Securities International plc	$25,200,000
Mizuho Securities USA Inc.	$25,200,000
Scotia Capital (USA) Inc.	$25,200,000
Bear, Stearns & Co. Inc.	$14,400,000
BMO Capital Markets Corp.	$14,400,000
Credit Suisse Securities (USA) LLC	$14,400,000
Fortis Securities LLC	$14,400,000
Goldman, Sachs & Co.	$14,400,000
Guzman & Company	$14,400,000
J.P. Morgan Securities Inc.	$14,400,000
Lehman Brothers Inc.	$14,400,000
Lloyds TSB Bank plc	$14,400,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated Incorporated	—
Morgan Stanley & Co. Incorporated	$14,400,000
Utendahl Capital Group LLC	$14,400,000
The Williams Capital Group, L.P.	$14,400,000

Total	$1,500,000,000

SCHEDULE II
COMPANY FREE WRITING COMMUNICATION
TIME WARNER CABLE INC.
FINAL TERM SHEET
Dated: April 4, 2007

Issuer:	Time Warner Cable Inc. (the “Issuer”)

Guarantors:	TW NY Cable Holding Inc. Time Warner Entertainment Company, L.P.

Security:	5.400% Notes due 2012

Size:	$1,500,000,000

CUSIP/ISIN Numbers:	144A: 88732J AA6 / US88732JAA60
REG S: U88722 AA8 / USU88722AA86

Maturity:	July 2, 2012

Coupon (Interest Rate):	5.400%

Yield to Maturity:	5.443%

Spread to Benchmark Treasury:	T + 89 basis points

Benchmark Treasury:	4.500% due March 2012

Benchmark Treasury Yield:	4.553%

Interest Accrual Date:	From April 9, 2007

Interest Payment Dates:	January 2 and July 2, commencing on July 2, 2007

Redemption Provision:	Redeemable at any time and from time to time at the option of the Issuer, in whole or in part, at the greater of (i) 100% of principal amount and (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the redemption date, on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 20 basis points

Denominations:	Minimum of $2,000 and integral multiples of $1,000 in excess of $2,000

Price to Public:	99.815%

Settlement Date:	April 9, 2007

SCHEDULE III
COMPANY FREE WRITING COMMUNICATION
TIME WARNER CABLE INC.
FINAL TERM SHEET
Dated: April 4, 2007

Issuer:	Time Warner Cable Inc. (the “Issuer”)

Guarantors:	TW NY Cable Holding Inc.
Time Warner Entertainment Company, L.P.

Security:	5.850% Notes due 2017

Size:	$2,000,000,000

CUSIP/ISIN Numbers:	144A: 88732J AC2 / US88732JAC27
REG S: U88722 AB6 / USU88722AB69

Maturity:	May 1, 2017

Coupon (Interest Rate):	5.850%

Yield to Maturity:	5.880%

Spread to Benchmark Treasury:	T + 124 basis points

Benchmark Treasury:	4.625% due February 2017

Benchmark Treasury Yield:	4.640%

Interest Accrual Date:	From April 9, 2007

Interest Payment Dates:	May 1 and November 1, commencing on November 1, 2007

Redemption Provision:	Redeemable at any time and from time to time at the option of the Issuer, in whole or in part, at the greater of (i) 100% of principal amount and (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the redemption date, on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 30 basis points

Denominations:	Minimum of $2,000 and integral multiples of $1,000 in excess of $2,000

Price to Public:	99.769%

Settlement Date:	April 9, 2007

SCHEDULE IV
COMPANY FREE WRITING COMMUNICATION
TIME WARNER CABLE INC.
FINAL TERM SHEET
Dated: April 4, 2007

Issuer:	Time Warner Cable Inc. (the “Issuer”)

Guarantors:	TW NY Cable Holding Inc.
Time Warner Entertainment Company, L.P.

Security:	6.550% Debentures due 2037

Size:	$1,500,000,000

CUSIP/ISIN Numbers:	144A: 88732J AE8 / US88732JAE82
REG S: U88722 AC4 / USU88722AC43

Maturity:	May 1, 2037

Coupon (Interest Rate):	6.550%

Yield to Maturity:	6.599%

Spread to Benchmark Treasury:	T + 175 basis points

Benchmark Treasury:	4.500% due February 2036

Benchmark Treasury Yield:	4.849%

Interest Accrual Date:	From April 9, 2007

Interest Payment Dates:	May 1 and November 1, commencing on November 1, 2007

Redemption Provision:	Redeemable at any time and from time to time at the option of the Issuer, in whole or in part, at the greater of (i) 100% of principal amount and (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the redemption date, on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 35 basis points

Denominations:	Minimum of $2,000 and integral multiples of $1,000 in excess of $2,000

Price to Public:	99.356%

Settlement Date:	April 9, 2007

SCHEDULE V
Any other Company Free Writing Communication, if any.
None.

EXHIBIT A
FORM OF OPINION OF DEPUTY GENERAL COUNSEL
(i)	Each of the Company and TW NY has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the State of Delaware, with the corporate power and authority to own its property and conduct its business as described in the Disclosure Package and the Final Offering Memorandum and each of the Company and TW NY is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise (a “Material Adverse Effect”).
(ii)	TWE has been duly organized and is a limited partnership validly existing and in good standing under the law of the State of Delaware, with the partnership power and authority to own its property and conduct its business as described in the Disclosure Package and the Final Offering Memorandum and TWE is duly qualified to transact business as a foreign limited partnership and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.
(iii)	Each of the Company’s significant subsidiaries, as such term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act of 1933, as amended (each, a “Significant Non-Guarantor Subsidiary” and together, the “Significant Non-Guarantor Subsidiaries”), has been duly incorporated or, in the case of partnerships or limited liability companies, duly organized and is validly existing as a corporation, a partnership or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, with the power and authority to own its property and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum and is duly qualified to transact business as a foreign corporation, partnership or limited liability company, as the case may be, and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.
(iv)	Except as described in the Disclosure Package and the Final Offering Memorandum, the Company’s authorized equity capitalization is as set forth in the Disclosure Package and the Final Offering Memorandum and all of the outstanding capital stock or partnership interests, as the case may be, of the Guarantors is owned, directly or indirectly, by the Company free and clear of all liens, encumbrances, equities or claims.
(v)	Except as described in the Disclosure Package and the Final Offering Memorandum, all of the partnership interests and membership interests in each Significant Non-Guarantor Subsidiary that is a partnership or a limited liability company, as the case may be, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances or claims.
(vi)	Except as set forth in the Disclosure Package and the Final Offering Memorandum, to such counsel’s best knowledge, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator, involving the Company, the Guarantors or any of its or their subsidiaries or any of their property that (i) would have a material adverse effect on the consummation of the sale of the Debt Securities or (ii) would have a Material Adverse Effect.
(vii)	Each of this Agreement, the Registration Rights Agreement and the Indenture have been duly authorized, executed and delivered by each of the Company, TW NY and TWE.
(viii)	Based upon the representations, warranties and agreements of the Initial Purchasers in Section 4 of this Agreement, the issuance and sale of the Debt Securities by the Company, the issuance of the Guarantees by the Guarantors, the compliance by the Company and each Guarantor with all of the provisions of this Agreement, the Registration Rights Agreement and the Indenture and the performance of their obligations thereunder do not and will not violate (i) any indenture, mortgage or loan agreement or any other agreement or instrument known to such counsel to which the Company or any Guarantor is a party or by which any of them may be bound or to which any of their properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), (ii) any existing applicable law, rule or regulation (except for such conflicts, breaches, liens, charges or encumbrances that would not have a Material Adverse Effect and other than the securities laws or blue sky laws of various jurisdictions) or (iii) any judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any Guarantor or any of their properties (except for such conflicts, breaches, liens, charges or encumbrances that would not have a Material Adverse Effect).
(ix)	Based upon the representations, warranties and agreements of the Initial Purchasers in Section 4 of this Agreement, no consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority, which has not been obtained, taken or made is required by the Company and the

Guarantors under any Applicable Law for the issuance or sale of the Debt Securities or the performance by the Company and the Guarantors of their obligations under this Agreement, the Registration Rights Agreement and the Indenture except as may be required under the Exchange Act and in connection with the registration of the Debt Securities (including the Guarantees) and the Exchange Notes (including the Exchange Guarantees) under the Registration Rights Agreement. For purposes of this opinion, the term “Governmental Authority” means any executive, legislative, judicial, administrative or regulatory body of the State of New York, the State of Delaware or the United States of America.
As Senior Vice President and Deputy General Counsel of the Company, such counsel has reviewed and participated in the preparation of the Disclosure Package and the Final Offering Memorandum, including the documents incorporated by reference therein (except for the financial statements and other information of a financial or statistical nature of Adelphia Communications Corporation (“Adelphia”) and Comcast Corporation, including the financial statements of Adelphia and the Special-Purpose Combined Carve-out Financial Statements of the Los Angeles, Dallas & Cleveland Cable System Operations (A Carve-Out of Comcast Corporation) that are incorporated by reference in the Disclosure Package and the Final Offering Memorandum. In examining the Disclosure Package and the Final Offering Memorandum, such counsel has necessarily assumed the correctness and completeness of the statements made or included therein by the Company and the Guarantors, including the documents incorporated by reference therein and takes no responsibility therefor. However, in the course of the preparation by the Company and the Guarantors of the Disclosure Package and the Final Offering Memorandum, such counsel has participated in conferences with certain officers of, and accountants for, the Company and the Guarantors with respect thereto, and such counsel’s examination of the Disclosure Package and the Final Offering Memorandum, including the documents incorporated by reference therein and such counsel’s participation in the above-mentioned conferences did not disclose any information which gave such counsel reason to believe that: (i) as of 5:44 p.m. on April 4, 2007 (the “Applicable Time”), the Disclosure Package (except for the financial statements, financial statement schedules and other financial data included or incorporated by reference therein or omitted therefrom or from those documents incorporated by reference, as to which such counsel expresses no such belief), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) the Final Offering Memorandum as of its date or at the Closing Date (except for the financial statements, financial statement schedules and other financial data included or incorporated by reference therein or omitted therefrom or from those documents incorporated by reference, as to which such counsel expresses no such belief) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

EXHIBIT B
FORM OF OPINION OF PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
1.	Each of the Company and TW NY has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware. TWE is duly organized, validly existing as a limited partnership and is in good standing under the laws of the State of Delaware.
2.	Each of the Company and the Guarantors has all necessary corporate or partnership, power and authority, as the case may be, to execute, deliver and perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture, the Debt Securities and the Guarantees and to own and hold its properties and conduct its business as described in the Final Offering Memorandum.
3.	The Debt Securities have been duly authorized by the Company. The Debt Securities, when duly issued and delivered by the Company against payment as provided in this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and the Registration Rights Agreement and enforceable against the Company in accordance with their terms, except that enforceability of the Debt Securities may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Debt Securities, when issued and delivered, will conform in all material respects to the description contained in the Final Offering Memorandum under the caption “Description of the Notes and the Guarantees.”
4.	The Indenture has been duly authorized, executed and delivered by the Company and each Guarantor. The Indenture is a valid and legally binding obligation of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except that enforceability of the Indenture may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to its description contained in the Final Offering Memorandum under the caption “Description of the Notes and the Guarantees.” The Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified under that Act.
5.	This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor

6.	The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each Guarantor. The Registration Rights Agreement is a valid and legally binding obligation of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except that enforceability of the Registration Rights Agreement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the indemnification and contribution provisions of the Registration Rights Agreement may be unenforceable; and the Registration Rights Agreement conforms in all material respects to its description contained in the Final Offering Memorandum under the caption “Exchange Offer; Registration Rights.”
7.	Each Guarantor has duly authorized its guarantee of the Debt Securities (each, a “Guarantee”). When the Debt Securities are duly issued and delivered by the Company against payment as provided in this Agreement, the Guarantee of each Guarantor will be a valid and legally binding obligation of each such Guarantor, enforceable against each such Guarantor in accordance with its terms, except that enforceability of the Guarantee may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Guarantees, when issued and delivered, will conform in all material respects to the description contained in the Final Offering Memorandum under the caption “Description of the Notes and the Guarantees.”
8.	The Exchange Notes have been duly authorized by the Company, and when duly executed, issued and delivered by the Company against payment as provided in the Indenture and the Registration Rights Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except that enforceability of the Exchange Notes may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
9.	The Exchange Guarantees have been duly authorized by each Guarantor, and when the Exchange Notes are duly executed, issued and delivered by the Company against payment as provided in the Indenture and the Registration Rights Agreement, the Exchange Guarantees will be a valid and legally binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms, except that enforceability of such guarantee may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

10.	The statements in the Disclosure Package and the Final Offering Memorandum under the captions “Description of the Debt Securities and the Guarantees” and “Exchange Offer; Registration Rights” to the extent that they constitute summaries of United States federal statutes, rules and regulations, or portions of them, are in each case accurate in all material respects. The statements in the Disclosure Package and the Final Offering Memorandum under the heading “Certain Material U.S. Federal Income Tax Consequences,” to the extent that they constitute summaries of United States federal law or regulation or legal conclusions, have been reviewed by us and fairly summarize the matters described under that heading in all material respects.
11.	Based upon the representations, warranties and agreements of the Company and the Guarantors in Section 1 (other than Section 1(r)) of this Agreement and of the Initial Purchasers in Section 4 of this Agreement, it is not necessary in connection with the offer, sale and delivery of the Debt Securities (including the Guarantees) to the Initial Purchasers under this Agreement or in connection with the initial resale of the Debt Securities (including the Guarantees) by the Initial Purchasers in accordance with this Agreement to register the Debt Securities or the Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that such counsel expresses no opinion as to any subsequent resale of the Debt Securities (including the Guarantees).
12.	Based upon the representations, warranties and agreements of the Company and the Guarantors in Section 1 (other than Section 1(r)) of this Agreement and of the Initial Purchasers in Section 4 of this Agreement, the issuance and sale of the Debt Securities by the Company, the issuance of the Guarantees by the Guarantors, the compliance by the Company and each Guarantor with all of the provisions of this Agreement, the Registration Rights Agreement, the Indenture, the Debt Securities and the Guarantees and the performance of their obligations thereunder will not (i) result in a violation of the Charter Documents, (ii) breach or result in a default under any agreement, indenture or instrument listed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or (iii) violate Applicable Law or any judgment, order or decree of any court or arbitrator known to us, except, in the case of clauses (ii) or (iii) above, where the breach, default or violation could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. For purposes of this letter, the term “Applicable Law” means the General Corporation Law of the State of Delaware (the “GCL”), the Revised Uniform Limited Partnership Act of the State of Delaware (the “RULPA”), the Delaware Limited Liability Company Act (the “DLLCA”) and those laws, rules and regulations of the United States of America and the State of New York, in each case which in such counsel’s experience are normally applicable to the transactions of the type contemplated by this Agreement, the Registration Rights Agreement, the Indenture, the Debt Securities and the Guarantees, except that “Applicable Law” does not include the anti-fraud provisions of the securities laws of any applicable jurisdiction or any state securities or Blue Sky laws of the various states.

13.	Based upon the representations, warranties and agreements of the Company and the Guarantors in Section 1(r) of this Agreement and of the Initial Purchasers in Section 4 of this Agreement, no consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority, which has not been obtained, taken or made is required by the Company and the Guarantors under any Applicable Law for the issuance or sale of the Debt Securities and the Guarantees or the performance by the Company and the Guarantors of their obligations under this Agreement, the Registration Rights Agreement and the Indenture, except as may be required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in connection with the registration of the Debt Securities (including the Guarantees) and the Exchange Notes (including the Exchange Guarantees) under the Registration Rights Agreement. For purposes of this opinion, the term “Governmental Authority” means any executive, legislative, judicial, administrative or regulatory body of the State of New York, the State of Delaware or the United States of America.
14.	The Company is not and, after giving effect to the offering and sale of the Debt Securities will not be required to be registered as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.
15.	Each document filed under the Exchange Act and incorporated by reference in the Disclosure Package and the Final Offering Memorandum (except for financial statements, financial statement schedules and other financial data included or incorporated by reference, in or omitted from either of them, as to which such counsel expresses no opinion) appears on its face to be appropriately responsive in all material respects when so filed to the requirements of the Exchange Act and the rules and regulations under the Exchange Act.

EXECUTION COPY
EXHIBIT C
FORM OF SIDE LETTER OF
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
In the course of acting as special counsel to the Company in connection with the offering of the Debt Securities, such counsel has participated in conferences and telephone conversations with officers and other representatives of the Company and the independent registered public accountants for the Company during which conferences and conversations the contents of the Disclosure Package (as defined below), the Final Offering Memorandum and related matters were discussed. Based upon such participation (and relying as to factual matters on officers, employees and other representatives of the Company and its subsidiaries), such counsel hereby advises you that our work in connection with this matter did not disclose any information that gave such counsel reason to believe that (i) as of 5:44 p.m. on April 4, 2007 (the “Applicable Time”), the Disclosure Package (except for the financial statements, financial statement schedules and other financial data included or incorporated by reference therein or omitted therefrom or from those documents incorporated by reference, in each case, as to which such counsel expresses no such belief), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) at the date the Final Offering Memorandum was issued or at the Closing Date, the Final Offering Memorandum (except for the financial statements, financial statement schedules and other financial data included or incorporated by reference therein or omitted therefrom or from those documents incorporated by reference, as to which such counsel expresses no such belief) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. For purposes of this letter, the term “Disclosure Package” means (i) the Preliminary Offering Memorandum and (ii) the Company Free Writing Communications identified on Schedules II, III, IV and V to this Agreement.